Exhibit 99.1

Akerna Announces Special Meeting Date to Vote on Merger
with Gryphon Digital Mining, Inc.; Effectiveness of Registration
Statement on Form S-4 in Connection with Merger

Closing expected around January 31, 2024

Denver, Colorado -- (GLOBE NEWSWIRE)— Akerna Corp. (Nasdaq: KERN) (“Akerna”) announced that its special meeting of stockholders will be held on Monday, January 29, 2024, at 9:00 a.m., Mountain Time for consideration and voting on the proposed merger (the “Transaction”) between Akerna and Gryphon Digital Mining, Inc. (“Gryphon”), as well as certain other matters relating thereto (“Akerna Special Meeting”). The record date for the determination of stockholders entitled to receive notice of and to vote at the Akerna Special Meeting is the close of business on December 21, 2023.

Akerna’s registration statement on Form S-4 (File No. 333-271857, the “Form S-4”), filed with the U.S. Securities and Exchange Commission (the “SEC”) by Akerna was declared effective by the SEC on January 9, 2024. The Form S-4 was filed in connection with the previously announced Transaction. The Form S-4 serves as both a proxy statement of Akerna (to solicit proxies for the Akerna Special Meeting) and as a prospectus (relating to the Akerna shares to be issued to Gryphon stockholders under the Transaction). Stockholders of both Akerna and Gryphon are encouraged to read the proxy statement/prospectus which contains important information regarding the Transaction. A copy of the Form S-4 is accessible on the SEC’s website at www.sec.gov.

“The declaration of effectiveness by the SEC represents a significant step forward towards the closing of our merger with Akerna,” said Rob Chang, Gryphon’s CEO. “With approximately 41% of outstanding Akerna shareholders and about 72% of Gryphon stockholders subject to merger support agreements, we look forward to completing final approvals towards creating an ESG-committed, carbon-neutral bitcoin miner that already has an over two-year track record of top-tier bitcoin efficiency.”

Upon the closing of the Transaction, the common stock of the new “Gryphon Digital Mining, Inc.” is expected to be listed on the Nasdaq under the proposed ticker symbol “GRYP.”

Akerna stockholders who need assistance in completing the proxy card, need additional copies of the proxy materials or have questions regarding the upcoming special meeting may contact Akerna’s proxy solicitor, Advantage Proxy, Inc. by calling toll-free at (877) 870-8565 or by email at ksmith@advantageproxy.com.

The closing of the Transaction remains subject to approval by both Akerna and Gryphon stockholders, final approval by the Nasdaq and customary closing conditions. Akerna and Gryphon are targeting to close the Transaction on January 31, 2024

About Gryphon Digital Mining

Gryphon Digital Mining, Inc. is an innovative venture in the bitcoin space dedicated to helping bring digital assets onto the clean energy grid. With a talented leadership team coming from globally recognized brands, Gryphon is assembling thought leaders to improve digital asset network infrastructure. Its Bitcoin mining operation has a net carbon-negative strategy.

About Akerna

Akerna (Nasdaq: KERN) is an emerging technology firm focused on innovative technology.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transactions between Akerna and Gryphon and between Akerna and MJ Acquisition Co. In connection with the proposed transactions, Akerna has filed relevant materials with the United States Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that contains a prospectus and a proxy statement. Akerna mailed the proxy statement/prospectus to the Akerna stockholders on January 9, 2024. Investors and securityholders of Akerna and Gryphon are urged to read these materials because they contain important information about Akerna, Gryphon and the proposed transactions. This communication is not a substitute for the Form S-4, definitive proxy statement/prospectus included in the Form S-4 or any other documents that Akerna may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and security holders may obtain free copies of the documents filed with the SEC on Akerna’s website at www.akerna.com, on the SEC’s website at www.sec.gov or by directing a request to Akerna’s Investor Relations at (516) 419-9915.

This communication is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions, and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Akerna, Gryphon, MJ Acquisition Co. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna in connection with the proposed transactions. Information about the executive officers and directors of Akerna is set forth in the proxy statement/prospectus included in the Form S-4, as last filed with the SEC on January 8, 2024. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Akerna, is also set forth in the proxy statement/prospectus included in the Form S-4. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements based upon the current expectations of Gryphon and Akerna. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Akerna, Gryphon and MJ Acquisition Co. to consummate the proposed merger or asset sale, as applicable; (iii) risks related to Akerna’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Akerna stockholders and Gryphon stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Akerna’s common stock relative to the exchange ratio of outstanding securities of Akerna at closing; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its business plan; and (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described under the heading “Risk Factors” in the proxy statement/prospectus included in the Form S-4 and the periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Akerna’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, each filed with the SEC, and in other filings that Akerna makes and will make with the SEC in connection with the proposed transactions. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Akerna and Gryphon expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.

INVESTOR CONTACT:

Name: Rob Chang

Company: Gryphon Digital Mining

Phone Number: (877) MINE-ESG (877) 646-3374

Email: invest@gryphonmining.com

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